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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 2, 2003
                                                          ---------------

                           K-TRON INTERNATIONAL, INC.
                           ---------------------------
                 (Exact Name of Registrant Specified in Charter)

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
  New Jersey                        0-9576                      22-1759452
---------------                ----------------              ----------------
(State or Other                (Commission File              (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
 Incorporation)
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
             Routes 55 & 553
              P.O. Box 888
           Pitman, New Jersey                                         08071-0888
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(Address of Principal Executive Offices)                              (Zip Code)
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       Registrant's telephone number, including area code: (856) 589-0500
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

(a) On January 2, 2003, K-Tron International, Inc. ("K-Tron"), through its indirect, wholly-owned subsidiary PCC Acquisition Co., a Delaware corporation ("Acquisition Co."), acquired all of the outstanding capital stock (the "PCC Stock") of Pennsylvania Crusher Corporation, a Delaware corporation ("PCC"), from John D. Whalen, Donald J. Carrozzino, Frank Wallitsch, Jr. and Nancy S. Hansen (the "Stockholders"). The acquisition of the PCC Stock was made pursuant to a Stock Purchase Agreement (the "PCC Stock Purchase Agreement") dated January 2, 2003 by and among Acquisition Co. and the Stockholders. The PCC Stock Purchase Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. On January 3, 2003, Acquisition Co. was merged with and into PCC, with PCC being the surviving corporation.

      As a result of the purchase of the PCC Stock, PCC's wholly-owned subsidiary, Jeffrey Specialty Equipment Corporation, a Delaware corporation ("Jeffrey"), is now also an indirect, wholly-owned subsidiary of K-Tron.

      The purchase price paid for the PCC Stock was $23.5 million, subject to a post-closing adjustment based on PCC's consolidated stockholders' equity at December 31, 2002. Of this amount, $19.5 million was paid in cash to the Stockholders, and K-Tron issued an aggregate of $4 million in unsecured promissory notes to the Stockholders (the "Stockholder Notes"). The principal of the Stockholder Notes is payable in three equal, annual installments on the second, third and fourth anniversaries of the closing date. With respect to the payment of the cash portion of the purchase price and related acquisition expenses, $15 million of this amount was financed through a secured credit facility from National City Bank directly to PCC with no recourse to K-Tron. This credit facility is secured by all of the real property, personal property and other assets of PCC and Jeffrey, including a pledge by K-Tron Investment Co., a direct, wholly-owned subsidiary of K-Tron, of the stock of PCC. The total amount of the PCC facility with National City Bank is $17 million, leaving an additional $2 million of availability under the revolving credit line, subject to certain conditions, for working capital purposes. Additionally, K-Tron America, Inc., another K-Tron indirect, wholly-owned subsidiary ("K-Tron America"), borrowed $5 million from The Bank, a subsidiary of Fulton Financial Corporation, which money was used to pay part of the purchase price for the PCC Stock. This loan, which was combined with another $2.333 million then-outstanding loan from The Bank to K-Tron America, is secured by the real property, accounts receivable, inventory and equipment of K-Tron America (with limited exceptions), and its repayment by K-Tron America is guaranteed by K-Tron.

(b) PCC has its headquarters in Broomall, Pennsylvania, and a manufacturing facility in Cuyahoga Falls, Ohio. It manufactures size reduction and related equipment which is sold to electric utilities to crush coal for use in coal-fired power generation plants and also to companies in other industries such as quarries where the crushing of material is required. Jeffrey is located in Woodruff, South Carolina, where it manufactures chip sizer mills, industrial hammermills and other size reduction equipment for use in the paper and pulp industries to crush wood in the production of paper and also in other industries for crushing applications. Jeffrey also makes large-scale vibratory feeders for coal, minerals,


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chemicals and other bulk materials. A significant portion of the revenues of both PCC and Jeffrey comes from the sale of spare parts. Following the acquisition, K-Tron will continue to operate both businesses.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial statements for Pennsylvania Crusher Corporation have not been prepared but will be filed not later than March 18, 2003 pursuant to the instructions set forth in Item 7 of Form 8-K.

(b) Pro forma financial statements reflecting the acquisition of all of the stock of Pennsylvania Crusher Corporation have not been prepared but will be filed not later than March 18, 2003 pursuant to the instructions set forth in
Item 7 of Form 8-K.

(c)      Exhibit No.        Exhibit
         -----------        -------

         2.1 Stock Purchase Agreement dated January 2, 2003 by and among John D. Whalen, Donald J. Carrozzino, Frank Wallitsch, Jr. and Nancy S. Hansen and PCC Acquisition Co. (1)

         10.1 Credit Agreement dated January 3, 2003 among Pennsylvania Crusher Corporation, the Lenders party to that Credit Agreement and National City Bank, as Agent (1)

         10.2 Form of the Stockholder Note issued to each of the individuals listed on Schedule 10.2, which notes are identical in all material respects except for the payee, the principal amount of the note and the amount of the installments to be made thereunder

         10.3 Note dated December 20, 2002 from K-Tron America, Inc. in favor of The Bank

         10.4 Loan Modification Agreement dated December 20, 2002 between K-Tron America, Inc. and The Bank

         99.1               Press Release dated January 6, 2003

(1) The exhibits and disclosure letters to the Stock Purchase Agreement and the Credit Agreement have been omitted. Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish a copy of the exhibits and disclosure letters to the Securities and Exchange Commission upon request.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        K-TRON INTERNATIONAL, INC.


Date: January 15, 2003                  By: /s/ Edward B. Cloues, II
      ----------------                      -----------------------------------
                                            Edward B. Cloues, II
                                            Chairman of the Board and Chief
                                            Executive Officer


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                                  EXHIBIT INDEX

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
Exhibit No.       Exhibit
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
2.1               Stock Purchase Agreement dated January 2, 2003 by and among
                  John D. Whalen, Donald J. Carrozzino, Frank Wallitsch, Jr. and
                  Nancy S. Hansen and PCC Acquisition Co. (exhibits and disclosure letter omitted)

10.1 Credit Agreement dated January 3, 2003 among Pennsylvania Crusher Corporation, the Lenders party to that Credit Agreement and National City Bank, as Agent (exhibits and disclosure letter omitted)

10.2 Form of the Stockholder Note issued to each of the individuals listed on Schedule 10.2, which notes are identical in all material respects except for the payee, the principal amount of the note and the amount of the installments to be made thereunder

10.3 Note dated December 20, 2002 from K-Tron America, Inc. in favor of The Bank

10.4 Loan Modification Agreement dated December 20, 2002 between K-Tron America, Inc. and The Bank

99.1              Press Release dated January 6, 2003
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